CONSOLIDATED STATEMENTS OF OPERATING RESULTS - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Profit or loss [abstract]
Revenues		$ 1,643	$ 1,430	$ 1,619
Direct operating costs	[1]	(526)	(527)	(552)
General and administrative expenses		(49)	(33)	(30)
Profit (loss) from operating activities		1,068	870	1,037
Interest expense		(294)	(214)	(156)
Remeasurement of exchangeable and class B shares		(447)	(511)	0
Mark-to-market on hedging items and foreign currency revaluation		(11)	(61)	5
Other income (expense)		116	(47)	(44)
Income before income tax		432	37	842
Income tax expense
Current		(234)	(167)	(175)
Deferred		(171)	(102)	(97)
Net income (loss)		27	(232)	570
Attributable to:
Brookfield Infrastructure Partners L.P.	[2],[3]	(368)	(552)	197
Non-controlling interests		$ 395	$ 320	$ 373

[1]	During the fourth quarter of 2021, our company reclassified depreciation and amortization expense, which was previously presented as a separate line item, to direct operating costs. Prior period amounts were also adjusted to reflect this change, which resulted in an increase in direct operating costs by $283 million and $308 million for years ended December 31, 2020 and 2019, respectively, with equal and offsetting decreases to depreciation and amortization expense. This reclassification had no impact on revenues or net income (loss).
[2]	Earnings per share have not been presented in the financial statements, as the underlying shares do not constitute “ordinary shares” under IAS 33, Earnings per share. See Note 3(b), Basis of Presentation and Significant Accounting Policies, for further details.
[3]	Net income is attributable to the partnership prior to the special distribution as well as subsequently as a result of the partnership holding all of the class C shares issued by our company. Please refer to Note 3(b), Basis of Presentation and Significant Accounting Policies, for further details.